EXHIBIT 10.2

AMENDMENT NO. 2

TO, AND CONSENT NO. 1 UNDER, CREDIT AGREEMENT

AMENDMENT NO. 2TO, AND CONSENT NO. 1, dated as of April 28, 2017 (this “Amendment and Consent”), UNDER, CREDIT AGREEMENT, dated as of August 25, 2015, between PRECISION AEROSPACE COMPONENTS, INC., a Delaware corporation (herein, the “Borrower”) and WEBSTER BUSINESS CREDIT CORPORATION, a New York corporation (“WBCC” or “Lender) (the “Credit Agreement”).

R E C I T A L S:

I. Unless otherwise defined in this Amendment and Consent, capitalized terms used in this Amendment and Consent that are defined in the Credit Agreement shall have the meanings defined therein.

II. The Borrower has requested the Lender consent to the sale of (a) substantially all of the assets of Aero-Missile Components Inc., and (b) the names “Precision Aerospace Components, Inc.” and “Aero-Missile Components, Inc.”, for an aggregate purchase price of $10,500,000 (subject to adjustments as provided in Sections 3.2 and 3.3 of the AMC Asset Purchase Agreement (as defined below).

III. The Borrower has also requested that the Lender consent to the Borrower using the proceeds of the sale described in Recital II to (a) purchase all of the issued and outstanding Equity Interests of the Borrower owned by C3Capital for an amount not to exceed $900,000, and (b) pay in full all of the outstanding Subordinated Debt of the Borrower for an amount not to exceed $4,050,000.

IV. The Lender has agreed to the Borrower’s requests in Recitals II and III, on the terms and subject to the conditions set forth in this Amendment and Consent.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1. DEFINITIONS AND REFERENCES.

(a) From and after the Amendment No.2 Effective Date (as defined in Section 5.1 of this Amendment and Consent), all references herein, in the Credit Agreement and in the other Credit Documents to “Credit Documents” shall be deemed to be amended by, and include a reference to, this Amendment and Consent.

(b) As used in this Amendment and Consent:

“AMC” shall mean Aero-Missile Components, Inc., a Delaware corporation.

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“AMC Asset Purchase Agreement” means the Asset Purchase Agreement among AMC, the Borrower, and Apollo, substantially in the form of the draft thereof dated April 28, 2017, with only such modifications, amendments and revisions as are approved by the Lender.

“AMC Closing Date” means the date of the closing of the AMC Sale.

“AMC Purchased Assets” shall mean the “Purchased Assets” as defined in the AMC Asset Purchase Agreement.

“AMC Purchase Price” means the sum of $10,500,000 (subject to adjustments as provided in Sections 3.2 and 3.3 of the AMC Asset Purchase Agreement).

“AMC Retained Assets” means the “Retained Assets” as defined in the AMC Asset Purchase Agreement.

“AMC Sale” means the sale of the AMC Purchased Assets and the other transactions described in the AMC Asset Purchase Agreement.

“Apollo” shall mean Apollo Aerospace Components LLC, an Ohio limited liability company.

2. Consents and Acknowledgments.

2.1 The Lender hereby:

(a) consents to the AMC Sale on the terms and conditions set forth in the AMC Asset Purchase Agreement and this Amendment and Consent;

(b) consents to the use of proceeds of the AMC Sale as set forth on Schedule 2.1(b) attached to this Amendment and Consent (including (i) the purchase of all of the Equity Interests of the Borrower owned by C3Capital for an amount not to exceed $900,000, and (ii) the payment in full all of the issued and outstanding Subordinated Debt of the Borrower in an amount not to exceed $4,050,000); and

(c) consents to the release, on the AMC Closing Date, of the Liens held by the Lender on the AMC Purchased Assets, subject to the receipt by the Lender of:

(i) a certificate signed by a Designated Officer of the Borrower, dated as of the AMC Closing Date:

(1) certifying that attached thereto is a true and complete copy of the final, executed AMC Asset Purchase Agreement, including all Exhibits and Schedules thereto, and certifying that the AMC Asset Purchase Agreement has not been amended or modified;

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(2) certifying that attached thereto is a true and complete copy of the final, executed Stock Repurchase Agreement, dated the AMC Closing Date, between the Borrower and C3Capital (the “Stock Repurchase Agreement”), including all Schedules thereto, and certifying that the Stock Repurchase Agreement has not been amended or modified;

(3) certifying that attached thereto is a true and complete itemized list of the uses of the AMC Purchase Price, which uses shall be consistent with, and not exceed the amounts permitted under, this Amendment and Consent;

(4) certifying that all regulatory consents and approvals for the AMC Sale have been obtained or waived and all waiting periods with respect thereto have expired and all consents set forth in Schedule 6.2(d) to the AMC Asset Purchase Agreement have been obtained or waived;

(5) certifying there exists no injunction or temporary restraining order which would prohibit the consummation of the AMC Sale or the disbursement to the Lender of the amounts required under this Amendment and Consent;

(6) certifying that all conditions to the consummation of the AMC Sale in accordance with the AMC Asset Purchase Agreement have been satisfied or waived other than the payment of the AMC Purchase Price;

(7) certifying that attached thereto is a true and correct Borrowing Base Certificate, as of the AMC Closing Date, which gives pro forma effect to the AMC Sale, and which shall be in form and substance satisfactory to the Lender;

(8) certifying that not more than $509,000 of Revolving Advances have been or will be used in connection with the AMC Sale, including to fund any escrow or to pay any indemnification obligations thereunder;

(9) certifying that attached thereto is a true and correct organizational chart identifying (i) Precision Group Holdings, LLC as the sole Shareholder of the Borrower, and (ii) all of holders of Equity Interests of Precision Group Holdings, LLC, and their respective ownership interests in Precision Group Holdings, LLC; and

(10) certifying that, before and after giving pro forma effect to the AMC Sale, no Event of Default has occurred or would result therefrom.

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(ii) confirmation satisfactory to the Lender that, after giving effect to the AMC Sale and any payment of the Revolving Advances from the AMC Sale Proceeds or other sources:

(1) there are no outstanding Overadvances; and

(2) the amount of outstanding Working Capital Obligations does not exceed $500,000.

(iii) a statement from C3Capital and Precision Group Holdings, LLC, in form and substance satisfactory to Lender, (1) setting forth the amount of principal, interest and fees necessary to pay in full all of the outstanding Subordinated Debt, which shall include the Subordinated Debt outstanding pursuant to the Securities Purchase Agreement and the Commercial Note, and (2) authorizing the Borrower or the Lender to file any and all documents necessary to terminate and release any Liens held by C3Capital or Precision Group Holdings, LLC upon receipt of full payment of the amount set forth.

2.2 The Borrower acknowledges and agrees that:

(a) the consents granted by the Lender under Section 2.1 of this Amendment and Consent are limited to the specific matters set forth therein;

(b) (i) the consents granted by the Lender under Section 2.1 of this Amendment and Consent are not consents to the release of any Collateral other than the AMC Purchased Assets, and (ii) the Lender retains all of its Liens on the AMC Retained Assets and all other Collateral; and

(c) the Lender hereby expressly reserves all of its rights and remedies with respect to any Events of Default (or events which, with the giving of notice and/or passage of time would constitute Events of Default) which may now or hereafter exist under any of the Credit Documents.

3. AMENDMENTS TO CREDIT DOCUMENTS.

(a) Section 1.3 of the Credit Agreement is hereby amended to add the following defined terms in appropriate alphabetical order:

“Amendment No. 2”: means Amendment No. 2 to, and Consent No. 1 under, Credit Agreement, dated as of April 28, 2017, between the Borrower and the Lender.

“Amendment No. 2 Effective Date”: has the meaning set forth in Section 5.1 of Amendment No. 2.

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(b) The Credit Agreement and each of the other Credit Documents is hereby amended by deleting each reference therein to the name “Aero-Missile Components, Inc.” and replacing it with “PolyAero Inc., formerly known as Aero-Missile Components, Inc.”

4. REPRESENTATIONS AND WARRANTIES BY THE BORROWER.

To induce the Lender to enter into this Amendment and Consent, the Borrower hereby represents and warrants to the Lender that:

(a) Power; Authorization; Enforceable Obligations.

(i) The execution, delivery and performance of this Amendment and Consentand the transactions contemplated hereby (i) are within its corporate authority, (ii) have been duly authorized by all necessary corporate action, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which the Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower, and (iv) do not conflict with any provision of the Organic Documents of the Borrower or any agreement or other instrument binding upon it.

(ii) This Amendment and Consent and the documents delivered pursuant hereto constitutes the valid and legally binding obligations of the Borrower, enforceable against it in accordance with the terms hereof and thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally.

(iii) After giving effect to the AMC Sale, and the use of the AMC Sale Proceeds as provided herein, no Loan Party will have any Funded Indebtedness other than Indebtedness to the Lender.

(b) Credit Agreement Representations.

(i) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof, except those representations and warranties that were made as of a specific date, in which case such representations and warranties were true and correct on and as of such earlier date.

(ii) After giving effect to this Amendment and Consent, no Default or Event of Default has occurred and is continuing.

5. CLOSING CONDITIONS.

This Amendment and Consent shall be effective as of the date hereof (the “Amendment No. 2 Effective Date”), provided that on or before the date hereof, the Lender shall have received the following:

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(a) a counterpart of this Amendment and Consent, duly executed by an authorized signatory of the Borrower and the Consent and Acknowledgment annexed hereto duly executed by each of the Guarantors;

(b) A certificate of a certificate of a Designated Officer of the Borrower and each of the Guarantors, dated the Amendment No. 2 Effective Date, certifying as to (i) the incumbency and signature of the officers (or other representatives) of the Borrower and each of the Guarantors, (ii) the authorizations by the board of directors (or other governing body) of such Loan Party to such officers or other representatives to enter into and carry out such transactions as are contemplated pursuant to this Amendment and Consent; and (iii) the absence of any amendments to the Organic Documents of such Loan Party since August 25, 2015, except as attached thereto (which shall include amendments to the Borrower’s and AMC’s certificates of incorporation to reflect the change of name of each such Loan Party).

(c) .an amendment and consent fee in the amount of $37,500, which shall be fully earned and non-refundable upon payment; and

(d) payment or reimbursement by the Borrower of the reasonable fees and expenses of the Lender’s counsel in connection with the preparation, negotiation and closing of this Amendment and Consent and the documents executed and delivered in connection herewith.

6. MISCELLANEOUS.

(a) Financing Statements.

The Lender is hereby authorized to file one or more financing statements, amendments, continuation statements or other documents for the purpose of perfecting, confirming, or continuing the security interests granted by the Borrower and AMC to the Lender pursuant to the Credit Documents after giving effect to the change of the Borrower’s name (which shall occur within 45 days after of the AMC Closing Date), and AMC’s name to “PolyAero Inc.” on the AMC Closing Date, without the signature of any Loan Party.

(b) Amendments and Waivers.

None of the terms or provisions of this Amendment and Consent or the Credit Agreement may be waived, amended, supplemented or otherwise modified except by an agreement in writing signed by the party to be charged, as provided in Section 16.2 of the Credit Agreement.

(c) Survival of Representations and Warranties.

All representations and warranties made hereunder, in the other Credit Documents or in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Amendment and Consent.

(d) Payment of Expenses.

The Borrower agrees to pay or reimburse the Lender for its reasonable fees and expenses in accordance with Section 16.10 of the Credit Agreement.

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(e) Integration.

This Amendment and Consent constitutes the entire agreement of the Borrower and the Lender with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Lender relative to the subject matter hereof not expressly set forth or referred to herein.

(f) GOVERNING LAW.

THIS AMENDMENT AND CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

(g) WAIVERS OF JURY TRIAL.

THE BORROWER AND THE LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND CONSENT AND FOR ANY COUNTERCLAIM OR THIRD-PARTY CLAIM THEREIN.

(h) Credit Documents – Ratification; Reaffirmation.

The Credit Agreement and the other Credit Documents are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Borrower, and, by its execution of the Consent and Acknowledgment annexed hereto, each Guarantor, hereby reaffirms its obligations and liabilities under the Security Agreement and that the Collateral continues to secure the Obligations both before and after giving effect to this Amendment and Consent, all without offset, defense or counterclaim.

(i) Counterparts.

This Amendment and Consent may be executed by one or more of the parties to this Amendment and Consent on one or more counterparts (including by telecopy or email), and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

(j) Fees.

The Borrower hereby authorizes the Bank to charge deposit account number XXXXXXX, which is maintained by the Borrower at the Bank (or such other account as the Borrower may designate in writing to the Bank)for the payment due under Sections 5(c) and 5(d) of this Amendment and Consent.

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IN WITNESS WHEREOF, this Amendment and Consent has been executed and delivered as of the date and year first above written.

BORROWER:

PRECISION AEROSPACE COMPONENTS, INC.

By:
Name:	John Wachter
Title:	Chairman

LENDER

WEBSTER BUSINESS CREDIT CORPORATION

By:
Authorized Signatory

[Signature page to Amendment No. 2 to, and Consent No. 1 under, Precision Aerospace Credit Agreement]

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Consent and Acknowledgement of the Guarantors

Each of the undersigned, as a Guarantor under the Credit Agreement, hereby consents to the Amendment No. 2 to, and Consent No. 1 under, Credit Agreement, and hereby confirms and agrees that, upon the execution of Amendment No. 2 to and Consent No. 1 under Credit Agreement, the Guaranty and each other Credit Document that each Guarantor is a party to shall continue in full force and effect and are hereby confirmed and ratified in all respects.

Dated: As of April 28, 2017

AERO-MISSILE COMPONENTS, INC.

By:
Name:	John Wachter
Title:	President

CREATIVE ASSEMBLY SYSTEMS, INC.

By:
Name:	John Wachter
Title:	President

[Signature page to Amendment No. 2 to, and Consent No. 1 under, Precision Aerospace Credit Agreement]

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SCHEDULE 2.1(b) TO AMENDMENT NO. 2 TO, AND CONSENT NO. 1 UNDER, CREDIT AGREEMENT

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